Exhibit 24

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Bradley A. Alford
Bradley A. Alford

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Anil Arora
Anil Arora

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Steven F. Goldstone
Steven F. Goldstone

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Joie A. Gregor
Joie A. Gregor

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Rajive Johri
Rajive Johri

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Richard H. Lenny
Richard H. Lenny

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Ruth Ann Marshall
Ruth Ann Marshall

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Thomas W. Dickson
Thomas W. Dickson

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Craig P. Omtvedt
Craig P. Omtvedt

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Thomas K. Brown
Thomas K. Brown

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 27, 2018, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2018.

/s/ Sean M. Connolly
Sean M. Connolly